
                                                                   EXHIBIT 10.34

                          SECURITIES PURCHASE AGREEMENT

                         dated as of September 24, 2004,

                                  by and among

                                  MYOGEN, INC.

                                       and

               ENTITIES LISTED ON APPENDIX A (each a "Purchaser").

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                                Table of Contents

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SECTION 1.   PURCHASE AND SALE OF SECURITIES....................................    1

SECTION 2.   THE CLOSING........................................................    1

     2.1.    The Closing........................................................    1

     2.2.    Conditions to Closing..............................................    1

SECTION 3.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY...........    3

     3.1.    No Material Misstatement...........................................    3

     3.2.    Incorporated Documents.............................................    3

     3.3.    Financial Statements...............................................    4

     3.4.    No Material Adverse Change.........................................    4

     3.5.    Books and Records; Internal Controls...............................    4

     3.6.    Independent Accountants............................................    5

     3.7.    Organization; Good Standing........................................    5

     3.8.    Legal Proceedings..................................................    5

     3.9.    Brokers or Finders.................................................    5

     3.10.   Licenses and Permits...............................................    5

     3.11.   Intellectual Property..............................................    6

     3.12.   Real and Personal Property.........................................    6

     3.13.   Material Contracts.................................................    6

     3.14.   No Violation or Default............................................    7

     3.15.   No Conflicts.......................................................    7

     3.16.   No Consents........................................................    7

     3.17.   Due Authorization and Delivery.....................................    7
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                                       -i-
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     3.18.   The Securities and the Warrant Shares..............................    8

     3.19.   Capitalization.....................................................    8

     3.20.   Lock-Ups...........................................................    9

     3.21.   Employees..........................................................    9

     3.22.   Related Party Transactions.........................................    9

     3.23.   Market Stabilization...............................................    9

     3.24.   Taxes..............................................................    9

     3.25.   Compliance; Listing................................................    9

     3.26.   Insurance..........................................................   10

     3.27.   Environmental Laws.................................................   10

     3.28.   Investment Company.................................................   10

     3.29.   Solicitation; Other Issuances of Securities........................   10

     3.30.   No Restrictions on Subsidiaries....................................   11

     3.31.   No Registration Rights.............................................   11

     3.32.   Forward-Looking Statements.........................................   11

     3.33.   Statistical and Market Data........................................   11

     3.34.   Compliance in Clinical Trials......................................   11

     3.35.   SEC Filing.........................................................   12

SECTION 4.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF EACH PURCHASER........   12

     4.1.    Organization.......................................................   12

     4.2.    Authorization, Enforcement, and Validity...........................   12

     4.3.    Consents and Approvals; No Violation...............................   12

     4.4.    Investment Experience..............................................   13

     4.5.    Investment Intent and Limitation on Dispositions...................   13
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     4.6.    Information and Risk...............................................   13

     4.7.    Disclosures to the Company.........................................   13

     4.8.    Nature of Purchasers...............................................   14

     4.9.    Ownership..........................................................   14

     4.10.   Brokers or Finders.................................................   14

     4.11.   Acknowledgement....................................................   14

     4.12.   No Short Sales.....................................................   14

SECTION 5.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES.........................   14

SECTION 6.   REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES ACT.....   15

     6.1.    Registration Procedures and Expenses...............................   15

     6.2.    Restrictions on Transferability....................................   18

     6.3.    Termination of Conditions and Obligations..........................   19

SECTION 7.   LEGENDS............................................................   19

SECTION 8.   INDEMNIFICATION....................................................   20

SECTION 9.   NOTICES............................................................   22

SECTION 10.  MISCELLANEOUS......................................................   23

     10.1.   Amendments.........................................................   23

     10.2.   Headings...........................................................   23

     10.3.   Severability.......................................................   24

     10.4.   Governing Law and Forum............................................   24

     10.5.   Counterparts.......................................................   24

     10.6.   Entire Agreement...................................................   24

     10.7.   Independent Nature of Purchasers' Obligations and Rights...........   24

     10.8.   Expenses...........................................................   24

                                      -iii-
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Appendix A    Schedule of Purchasers
Appendix B    Form of Warrant
Appendix C    Form of Lock-Up Agreement

                          SECURITIES PURCHASE AGREEMENT

            THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is made as of the 24th day of September 2004 by and among Myogen, Inc. (the "Company"), a Delaware corporation, with its principal offices at 7575 West 103rd Avenue, Suite 102, Westminster, CO 80021, and the entities listed on Appendix A (each, a "Purchaser").

            IN CONSIDERATION of the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

Section 1. Purchase and Sale of Securities.

            Subject to the terms and conditions of this Agreement, on the Closing Date (as defined herein), each Purchaser agrees to purchase severally and not jointly and the Company agrees to issue and sell to such Purchaser severally and not jointly (i) that number of whole shares of the Company's common stock, $0.001 par value, (the "Common Stock") set forth opposite such Purchaser's name on Appendix A (the "Shares") and (ii) warrants in the form attached hereto as Appendix B (the "Warrants", together with the Shares, the "Securities") to purchase shares of Common Stock as set forth opposite such Purchaser's name on Appendix A, at a purchase price that is equal to $6.525 per Security, of which $0.025 is allocated as consideration for the Warrants.

Section 2. The Closing.

      2.1.  The Closing.

            (a) The purchase and sale of the Securities upon the terms and conditions hereof will take place at a closing (the "Closing") to be held at the offices of Cooley Godward LLP, 380 Interlocken Crescent, Suite 900, Broomfield, CO 80021 on the date hereof at such time as shall be agreed upon by the Company and the Purchasers (the "Closing Date").

            (b) The Company shall provide wire transfer instructions for the payment of the Purchase Price (as defined below) prior to the Closing.

            (c) At the Closing, the Company and each Purchaser shall satisfy all of the conditions set forth in Sections 2.2(b) and (a), respectively.

      2.2.  Conditions to Closing.

            (a) The Company's obligation to complete the purchase and sale of the Securities and deliver such stock certificate(s) and Warrants to each Purchaser is subject to:

            (i) receipt by the Company of immediately available funds in the full amount of the purchase price for the Securities being purchased hereunder as set forth opposite such Purchaser's name on Appendix A (the "Purchase Price"), in accordance with the wire transfer instructions delivered by the Company pursuant to
      Section 2.1(b); and

            (ii) the accuracy in all material respects of the representations and warranties made by such Purchaser in Section 4 below as of the Closing Date and the fulfillment in all material respects of those undertakings of such Purchaser in this Agreement to be fulfilled on or prior to the Closing Date.

            (b) Each Purchaser's obligation to complete the purchase and sale of the Securities is subject to:

            (i) the accuracy in all material respects of the representations and warranties made by the Company in Section 3 below as of the Closing Date and the fulfillment in all material respects of those undertakings of the Company in this Agreement to be fulfilled on or prior to the Closing Date;

            (ii) confirmation that the notification to list the Shares and the shares of Common Stock underlying the Warrants (the "Warrant Shares") on the Nasdaq National Market has been filed;

            (iii) delivery by the Company to such Purchaser (as defined herein) of an opinion, dated as of the Closing Date, from Cooley Godward LLP, counsel to the Company, in a form reasonably acceptable to the Purchasers;

            (iv) delivery by the Company to such Purchaser of an opinion, dated as of the Closing Date, from Fulbright & Jaworski, intellectual property counsel to the Company, in a form reasonably acceptable to the Purchasers;

            (v) delivery by the Company to such Purchaser of an opinion, dated as of the Closing Date, from Hyman Phelps LLP, regulatory counsel to the Company, in a form reasonably acceptable to the Purchasers;

            (vi) delivery by the Company to such Purchaser of an opinion, dated as of the Closing Date, from Meyer-Koring v. Danwitz Privat, counsel to Myogen GmbH, a wholly owned subsidiary of the Company (the "Subsidiary"), in a form reasonably acceptable to Purchasers;

            (vii) delivery by PricewaterhouseCoopers LLP to the Placement Agents of a letter, in form and substance satisfactory to the Placement Agents, confirming that PricewaterhouseCoopers LLP are an independent registered public accounting firm within the meaning of the Securities Act (as defined herein) and the Exchange Act (as defined herein) and the applicable rules and regulations thereunder, containing statements and information of the type ordinarily included in an accountant's "comfort letters" to placement agents, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletins), with respect to the audited and unaudited financial statements and certain financial information contained in the Memorandum and the SEC Documents (each as defined below);

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            (viii) the Company's delivery to its transfer agent of irrevocable instructions to issue to such Purchaser or in such nominee name(s) as designated by such Purchaser in writing such number of Shares set forth opposite such Purchaser's name on Appendix A or, if requested by the Purchaser, one or more certificates representing such Shares;

            (ix) except with respect to JPMorgan Partners (SBIC), LLC and JPMorgan Securities Inc., the "lock-up" agreements, each substantially in the form of Appendix B hereto, between the Placement Agents and officers, directors and shareholders owning 5% or more of Common Stock of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to the Placement Agents on or before the date hereof, being in full force and effect on the date hereof; and

            (x) the aggregate Purchase Price to be paid by the Purchasers for the Securities at the Closing shall be greater than or equal to $59,999,985.00.

Section 3. Representations, Warranties and Covenants of the Company.

            Except as set forth on the corresponding sections of the Company's disclosure schedule delivered herewith (the "Schedule of Exceptions"), as otherwise described in the SEC Documents, or as specifically contemplated by this Agreement, the Company hereby represents and warrants to, and covenants with, each Purchaser as of the Closing Date (or such other date specified below) as follows:

      3.1. No Material Misstatement. The Private Placement Memorandum dated September 20, 2004, relating to the offering of the Securities, including all exhibits, documents incorporated by reference and annexes thereto, as the same may be amended or supplemented, (the "Memorandum"), did not, as of its date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

      3.2.  Incorporated Documents.

            (a) The documents incorporated by reference in the Memorandum, at the time they became effective or were filed with the Securities and Exchange Commission (the "Commission"), as the case may be, complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable, and the rules and regulations of the Commission thereunder, and none of such documents, at the time filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (b) Since October 29, 2003, the Company has filed all documents required to be filed by it prior to the date hereof with the Commission pursuant to the reporting requirements of the Exchange Act (the "SEC Documents").

      3.3.  Financial Statements.

            (a) The summary financial data included in the Memorandum present fairly the information shown therein as at the respective dates and for the respective periods specified and have been presented on a basis consistent with the consolidated financial statements set forth in the SEC Documents.

            (b) As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto) and fairly present in all material respects the financial position of the Company and its Subsidiary as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

      3.4. No Material Adverse Change. Since the date of the most recent financial statements of the Company included in the Memorandum, (i) there has not been any change in the capital stock or long-term debt of the Company or its Subsidiary, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders' equity, results of operations or prospects of the Company and its Subsidiary taken as a whole; and (ii) neither the Company nor its Subsidiary has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case in (i) and (ii) as otherwise disclosed in the Memorandum.

      3.5. Books and Records; Internal Controls. The books, records and accounts of the Company and its Subsidiary accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its Subsidiary. The chief executive officer and the chief financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct; the Company maintains "disclosure controls and procedures" (as defined in Rule 13a-15e and Rule 15d-15e under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its Subsidiary, is made known to the Company's Chief Executive Officer and its Chief Financial Officer by others within those entities; the Company's auditors and the Audit Committee of the Board of Directors have been advised of: (1) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data; and (2) any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal controls; any material weaknesses in internal controls have been identified for the Company's auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and weaknesses; the Company is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act.

      3.6. Independent Accountants. PricewaterhouseCoopers LLP, whose reports are included as a part of the Memorandum, are and, during the periods covered by their reports, were an independent public accounting firm as required by the Securities Act, and the rules and regulations of the Commission thereunder.

      3.7. Organization; Good Standing. The Company and its Subsidiary have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial position, or results of operations of the Company and its Subsidiary taken as a whole (a "Material Adverse Effect"). Myogen GmbH is the only subsidiary of the Company.

      3.8. Legal Proceedings. Except as set forth in the SEC Documents, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or its Subsidiary is or may be a party or to which any property of the Company or its Subsidiary is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or its Subsidiary, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement; no such investigations, actions, suits or proceedings are to the knowledge of the Company threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Exchange Act to be described in the SEC Documents that are not so described and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the SEC Documents or described in the SEC Documents that are not so filed or described.

      3.9. Brokers or Finders. No broker, investment banker, financial advisor or other individual, corporation, general or limited partnership, limited liability company, firm, joint venture, association, enterprise, joint securities company, trust, unincorporated organization or other entity (each a "Person"), other than CIBC World Markets Corp. and Lazard Freres & Co. LLC (the "Placement Agents"), the fees and expenses of which will be paid by the Company, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

      3.10. Licenses and Permits. The Company and its Subsidiary possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities or any other person or entity that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Memorandum, except where the failure to possess or make the same would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and except as described in the Memorandum, neither the Company nor its Subsidiary has received notice of any revocation or modification of any such license, certificate, permit or authorization.

      3.11. Intellectual Property. To best of its knowledge after due inquiry, the Company and its Subsidiary own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems, processes or procedures) (collectively, the "Intellectual Property") necessary for the conduct of their respective businesses; and the conduct of their respective businesses will not, to the knowledge of the Company, conflict in any material respect with any such rights of others, and the Company and its Subsidiary have not received any notice of any claim of infringement or conflict with any such rights of others. Neither the Company nor its Subsidiary has received any notice of infringement of or conflict with, and neither the Company nor its Subsidiary has actual knowledge of any infringement of or conflict with, asserted rights of others with respect to its Intellectual Property which could reasonably be expected to result in a Material Adverse Effect; the discoveries, inventions, products or processes of the Company and its Subsidiary referred to in the Memorandum do not, to the knowledge of the Company or its Subsidiary, infringe or conflict with any right or patent of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party. Further, except as described in the Memorandum or the SEC Documents or exhibits thereto, or as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, neither the Company nor its Subsidiary is obligated to pay a royalty, grant a license or provide other consideration to any third party in connection with its patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights and know-how; and no third party, including any academic or governmental organization, possesses rights to the Intellectual Property which, if exercised, could enable such third party to develop products competitive with the business of the Company or its Subsidiary as currently being conducted.

      3.12. Real and Personal Property. The Company and its Subsidiary have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its Subsidiary, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiary or (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

      3.13. Material Contracts. All material documents, contracts or other agreements required to be filed as exhibits to the SEC Documents pursuant to
Item 601(b)(10) of Securities and Exchange Commission Regulation S-K are described in the SEC Documents or are included in the exhibits to the SEC Documents. Each description of such contracts, documents or other agreements in the SEC Documents is not inconsistent with the terms of the underlying contract, document or other agreement and, except as set forth in the SEC Documents, is in full force and effect and is valid and enforceable by and against the Company or its Subsidiary, as the case may be, in accordance with its terms. Neither the Company or its Subsidiary nor, to the Company's knowledge, any other party thereto is in breach of or default under any such agreement, which breach or default would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has not received any written notice regarding the termination of any such agreements.

      3.14. No Violation or Default. Neither the Company nor its Subsidiary is
(i) in violation of its charter or by-laws or similar organizational documents;
(ii) to the knowledge of the Company, in default, and, no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its Subsidiary is a party or by which the Company or its Subsidiary is bound or to which any of the property or assets of the Company or its Subsidiary is subject; or (iii) to the knowledge of the Company, in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

      3.15. No Conflicts. The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Securities, the issuance of the Warrant Shares and the consummation of the transactions contemplated by this Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its Subsidiary is a party or by which the Company or its Subsidiary is bound or to which any of the property or assets of the Company or its Subsidiary is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or its Subsidiary or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority binding upon the Company, except, in the case of clauses
(i) and (iii) above, for any such default or violation that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

      3.16. No Consents. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Securities, the issuance of the Warrant Shares and the consummation of the transactions contemplated by this Agreement, except for the registration of the Shares and Warrant Shares under the Securities Act pursuant to Section 6 hereof, such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Securities by the Purchasers, the filing of a Form D pursuant to Securities and Exchange Commission Regulation D, and any required filings or notifications regarding the issuance or listing of additional shares with the Nasdaq National Market.

      3.17. Due Authorization and Delivery. All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this

Agreement, the Warrants, the issuance and sale of the Securities and the reservation for issuance, and issuance, of the Warrant Shares by the Company. Each of this Agreement and the Warrants has been duly and validly authorized, executed and delivered by the Company and, each of this Agreement and the Warrants constitute and will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and except as rights to indemnity may be limited by state or federal securities laws or public policy underlying such laws.

      3.18. The Securities and the Warrant Shares. The Securities to be issued and sold by the Company hereunder and the Warrant Shares have been duly authorized by the Company. The Shares, when issued and delivered and paid for as provided herein, will be duly and validly issued and will be fully paid and nonassessable. The Warrant Shares have been duly authorized and reserved for issuance and, upon exercise of the Warrants in accordance with their terms, the Warrant Shares will be duly and validly issued and will be fully paid and nonassessable. The Securities are not inconsistent with the descriptions thereof in the Memorandum; and the issuance of the Securities and the Warrant Shares are not subject to any preemptive or similar rights.

      3.19. Capitalization. The Company has an authorized capitalization as set forth in the SEC Documents; all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Memorandum or the SEC Documents, as of June 30, 2004 there were no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or its Subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind obligating the Company to issue any capital stock of the Company or its Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; since June 30, 2004 there has been no material change in the capital stock of the Company except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements or employee benefit plans, including employee stock or option incentive plans, referred to in the Memorandum or pursuant to the exercise of convertible securities or options referred to in the Memorandum; the capital stock of the Company as of June 30, 2004 is not inconsistent with the description thereof contained in the Memorandum; and all the outstanding shares of capital stock or other equity interests of the Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except for directors' qualifying shares and except as otherwise described in the Memorandum) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party. The issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any person and will not result in a right of any current holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares which has not already been obtained. Subject to the filing of the notification with the Nasdaq National Market as contemplated in Section 3.25(b), the issuance and sale of the Shares under this Agreement does not contravene the rules and regulations of the Nasdaq National Market, and, in furtherance of the foregoing sentence, no approval of the stockholders of the Company thereunder is required for the Company to issue and deliver to the Purchasers the maximum number of Shares contemplated by this Agreement.

      3.20. Lock-Ups. During the period beginning on the Closing Date and ending ninety (90) days following the effective date of the Registration Statement (as defined in Section 6.1(a)(i) below), the Company will not, without the prior written consent of the Placement Agents, sell, contract to sell or otherwise dispose of or issue any securities of the Company, except pursuant to previously issued options or warrants, any agreements providing for anti-dilution or other stock purchase or share issuance rights in existence on the date hereof, any employee benefit or similar plan of the Company in existence on the date hereof or duly adopted hereafter, or any technology license agreement, strategic alliance or joint venture in existence on the date hereof or which the Company may enter into hereafter.

      3.21. Employees. Neither the Company nor its Subsidiary is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would result in a Material Adverse Effect to the Company and its Subsidiary taken as a whole. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would result in a Material Adverse Effect to the Company and its Subsidiary taken as a whole.

      3.22. Related Party Transactions. Except as described in the SEC Documents, no transaction has occurred between or among the Company or its Subsidiary and any of its officers or directors, shareholders or any affiliate or affiliates of any such officer or director or shareholder that is not described in the Memorandum.

      3.23. Market Stabilization. The Company has not taken, nor will it take, directly or indirectly, any action designed to stabilize or manipulate of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares.

      3.24. Taxes. The Company and its Subsidiary have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof except to the extent that such taxes are being contested in good faith and any reserves required under GAAP have been made; and except as otherwise disclosed in the Memorandum, there is, to the knowledge of the Company, no tax deficiency that has been asserted against the Company or its Subsidiary or any of their respective properties or assets.

      3.25. Compliance; Listing.

            (a) The Company is in compliance with the requirements of the Nasdaq National Market for continued listing of the Common Stock thereon and has not received any notification that, and has no knowledge that, the Nasdaq National Market is contemplating terminating such listing nor, to the Company's knowledge, is there any basis therefor. The transactions contemplated by this Agreement will not contravene the rules and regulations of the Nasdaq National Market. The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on the Nasdaq National Market and to comply in all material respects with the Company's reporting, filing and other obligations under the rules of the Nasdaq National Market.

            (b) The Shares and the Warrant Shares have been duly authorized for listing on the Nasdaq National Market.

      3.26. Insurance. The Company and its Subsidiary have insurance covering their respective material properties, operations, personnel and businesses, including business interruption insurance, which insurance is in such amounts and insures against such losses and risks as would customarily be obtained by other companies similarly situated and in a similar business; and neither the Company nor its Subsidiary has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reasonable belief that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

      3.27. Environmental Laws. The Company and its Subsidiary (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply, or failure to receive required permits, licenses or approvals, or liability as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

      3.28. Investment Company. The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Memorandum, will not be an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, "Investment Company Act").

      3.29. Solicitation; Other Issuances of Securities. Neither the Company nor its Subsidiary or any affiliates, nor any Person acting on its or their behalf,
(i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities, (ii) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Securities under the Securities Act or (iii) has issued any shares of Common Stock or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock which would be integrated with the sale of the Securities to such Purchaser for purposes of the Securities Act or of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or its Subsidiary or affiliates take any action or steps that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings. Assuming the accuracy of the representations and warranties of Purchasers, the offer and sale of the Securities by the Company to the Purchasers pursuant to this Agreement will be exempt from the registration requirements of the Securities Act.

      3.30. No Restrictions on Subsidiaries. The Subsidiary of the Company is not currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on the Subsidiary's capital stock, from repaying to the Company any loans or advances to the Subsidiary from the Company or from transferring any of such Subsidiary's properties or assets to the Company.

      3.31. No Registration Rights. No person has the right, which right has not been waived, to require the Company or its Subsidiary to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Securities.

      3.32. Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange
Act) contained in the Memorandum has been made or reaffirmed without what the Company believes to be a reasonable basis or has been disclosed other than in good faith.

      3.33. Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.

      3.34. Compliance in Clinical Trials. The clinical trials conducted by or on behalf of the Company that are described in the Memorandum, or the results of which are referred to in the Memorandum, if any, are the only clinical trials currently being conducted by or on behalf of the Company. Nothing has come to the attention of the Company that has caused the Company to believe that such studies and tests were and, if still pending, are being, conducted not in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards; the descriptions of the results of such studies, tests and trials contained in the Memorandum, if any, are not inconsistent with such results in any material respects. Except as described in the Memorandum, no results of any other studies or tests have come to the attention of the Company that have caused the Company to believe that such results call into question the results described in the Memorandum of the clinical trials. The Company has not received any notices or correspondence from the FDA or any other governmental agency requiring the termination, suspension or modification of any clinical trials currently conducted by, or on behalf of, the Company or in which the Company has participated that are described in the Memorandum, if any, or the results of which are referred to in the Memorandum. Nothing has come to the attention of the Company that has caused the Company to believe that the clinical trials previously conducted by or on behalf of the Company while conducted by or on behalf of the Company, were not conducted in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards; the descriptions of the results of such studies, tests and trials contained in the Memorandum, if any, are not inconsistent with such results.

      3.35. SEC Filing. The Company shall use its commercially reasonable efforts to file with the SEC a current report on Form 8-K under the Exchange Act describing the transactions contemplated hereby and attaching as exhibits thereto all material documents relating to the transactions contemplated hereby.

Section 4. Representations, Warranties and Covenants of Each Purchaser.

            Each Purchaser for itself and no other Purchaser hereby represents and warrants to, and covenants with, the Company as of the Closing Date (or such other date specified below) as follows:

      4.1. Organization. Such Purchaser is an entity duly organized and validly existing in good standing (to the extent such concepts are applicable) under the laws of its jurisdiction of organization. Such Purchaser has all requisite corporate power and authority and all necessary governmental approvals to carry on its business as now being conducted, except as would not result in a Material Adverse Effect on such Purchaser's ability to consummate the transactions contemplated by this Agreement.

      4.2. Authorization, Enforcement, and Validity. Such Purchaser has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. Such Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement. Upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity.

      4.3. Consents and Approvals; No Violation. The execution, delivery and performance of this Agreement by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby will not (i) result in a violation of such Purchaser's organizational documents; (ii) conflict with, or constitute a default or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which such Purchaser is a party (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, result in a Material Adverse Effect on such Purchaser's ability to consummate the transactions contemplated by this Agreement); or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to such Purchaser or any of its subsidiaries, except for such violations as would not, individually or in the aggregate, result in a Material Adverse Effect on such Purchaser's ability to consummate the transactions contemplated by this Agreement. Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, except where the failure to obtain such consents, authorization or orders or to make such filings or registrations would not, individually or in the aggregate, result in a Material Ad-verse Effect on such Purchaser's ability to consummate the transactions contemplated by this Agreement.

      4.4. Investment Experience. Such Purchaser is an accredited investor within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Securities.

      4.5. Investment Intent and Limitation on Dispositions. Such Purchaser is acquiring Securities for its own account for investment only and has no intention of selling or distributing any of such Securities or any arrangement or understanding with any other Persons regarding the sale or distribution of such Securities except in accordance with the provisions of Section 6 and except as would not result in a violation of the Securities Act. Such Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in accordance with the provisions of Section 6 or pursuant to and in accordance with the Securities Act.

      4.6.  Information and Risk.

            (a) Such Purchaser has received and reviewed the Memorandum and has requested, received, reviewed and considered all other information relevant in making an informed decision to purchase the Securities. Such Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with its management and also had an opportunity to ask questions of officers of the Company that were answered to such Purchaser's satisfaction.

            (b) Such Purchaser recognizes that an investment in the Securities involves a high degree of risk, including a risk of total loss of such Purchaser's investment. Such Purchaser is able to bear the economic risk of holding the Securities for an indefinite period, and has knowledge and experience in the financial and business matters such that it is capable of evaluating the risks of the investment in the Securities.

            (c) Such Purchaser has, in connection with such Purchaser's decision to purchase Securities, not relied upon any representations or other information (whether oral or written) other than as set forth in the representations and warranties of the Company contained herein, the Memorandum, the SEC Documents and the other information described in Section 4.6(a), and such Purchaser has, with respect to all matters relating to this Agreement and the offer and sale of the Securities, relied solely upon the advice of such Purchaser's own counsel and has not relied upon or consulted any counsel to the Placement Agents or counsel to the Company.

      4.7. Disclosures to the Company. Such Purchaser understands that the Company is relying on the statements contained herein to establish an exemption from registration under federal and state securities laws. Such Purchaser will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding such Purchaser.

      4.8.  Nature of Purchasers. To the knowledge of such Purchaser, such
Purchaser: (i) is not an affiliate (as such term is defined pursuant to Rule 12b-2 promulgated under the Exchange Act) of any other Purchaser, (ii) is not constituted as a partnership, association, joint venture or any other type of joint entity with any other Purchaser, and (iii) is not acting as part of a group (as such term is defined under Section 13(d) of the Exchange Act) with any other Purchaser. If at any time after the Closing Date such Purchaser becomes an affiliate (as defined herein) of any other Purchaser, such Purchaser will provide prompt written notice to the Company.

      4.9. Ownership. Such Purchaser (including any Person controlling, controlled by, or under common control with such Purchaser, as the term "control" is defined pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and its implementing regulations (the "HSR Act")) does not, and upon the consummation of the transactions contemplated by this Agreement will not, hold voting securities of the Company exceeding an aggregate fair market value as of the Closing Date of fifty million dollars ($50,000,000), calculated pursuant to the HSR Act.

      4.10. Brokers or Finders. No broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Purchaser.

      4.11. Acknowledgement. Such Purchaser acknowledges and agrees that the Company does not make and has not made any representations or warranties with respect to the transactions contemplated by this Agreement other than those specifically set forth in Section 3.

      4.12. No Short Sales. Between the time such Purchaser learned about the Offering and the public announcement of the Offering, such Purchaser has not engaged in any short sales or similar transactions with respect to the Common stock, nor has such Purchaser, directly or indirectly, caused any Person to engage in any short sales or similar transactions with respect to the Common Stock.

Section 5. Survival of Representations and Warranties.

            Notwithstanding any investigation made by any party to this Agreement or by the Placement Agents, all representations and warranties as to each respective Closing made by the Company and the Purchasers herein shall survive for a period of one (1) year following the Closing Date.

Section 6. Registration of the Shares; Compliance with the Securities Act.

      6.1.  Registration Procedures and Expenses.

            (a) Except for such times as the Company may be required to suspend the use of a prospectus forming a part of the Registration Statement (as defined below), the Company will, subject to receipt of necessary information from the Purchasers:

            (i)   as soon as practicable, but in no event later than forty-five
      (45) days following the Closing Date (the "Filing Deadline"), use best efforts to prepare and file with the Commission a registration statement on Form S-3 (the "Registration Statement") covering the resale of the Shares and the Warrant Shares (each of the Shares and Warrant Shares, together with any shares of capital stock issued or issuable, from time to time, upon any reclassification, share combination, share subdivision, stock split, share dividend or similar transaction or event or otherwise as a distribution on, in exchange for or with respect to any of the foregoing, in each case held at the relevant time by a Purchaser, the "Registrable Securities") by each Purchaser;

            (ii) use best efforts to cause the Registration Statement, as amended, to become effective under the Securities Act as soon as practicable but in any event no later than one hundred five (105) days after the Closing Date (the "Effectiveness Deadline");

            (iii) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith (A) as may be necessary to keep the Registration Statement continuously effective and in compliance with applicable laws until the earlier of (i) the second anniversary of the Closing Date, (ii) such time as all Registrable Securities purchased by the Purchasers have been sold pursuant to the Registration Statement, or (iii) the date on which each Purchaser may sell all of the Registrable Securities under Rule 144 of the Securities Act during any 90 day period without volume limitations and (B) as may be reasonably requested by a Purchaser in order to incorporate information concerning such Purchaser or such Purchaser's intended method of distribution;

            (iv) so long as the Registration Statement is effective covering the resale of Registrable Securities owned by the Purchasers, furnish to each Purchaser with respect to the Registrable Securities registered under the Registration Statement (and to each underwriter, if any, of such Registrable Securities) such reasonable number of copies of prospectuses and such other documents as such Purchaser may reasonably request in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by such Purchaser, subject, as applicable, to confidentiality restrictions reasonably acceptable to the Company;

            (v) use commercially reasonable efforts to file documents required of the Company for normal Blue Sky clearance in states specified in writing by the Purchasers; provided, however, that the Company shall not be required to qualify to do business or consent to service of process generally in any jurisdiction in which the Company is not now so qualified or has not so consented;

            (vi) bear all expenses in connection with the procedures in paragraphs (a) through (c) of this Section 6.1 and the registration of the Registrable Securities pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchasers, if any in connection with an underwritten offering of the Registrable Securities;

            (vii) use all commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of such Registration Statement and, if such an order is issued, to obtain the withdrawal thereof at the earliest possible time and to notify each Purchaser of the issuance of such order and the resolution thereof;

            (viii) furnish to each Purchaser, on the date that such Registration Statement becomes effective, (x) a letter, dated such date, of outside counsel representing the Company (and reasonably acceptable to such Purchaser) addressed to such Purchaser, confirming the effectiveness of such Registration Statement and, to the knowledge of such counsel, the absence of any stop order, and (y) in the case of an underwriting, (e) an opinion addressed to such Purchaser, dated such date, of such outside counsel, in such form and substance as is required to be given to the underwriters, and (B) a letter addressed to such Purchaser, dated such date, from the Company's independent certified public accountants, in such form and substance as is required to be given by the Company's independent certified public accountants to such underwriters;

            (ix) provide to each Purchaser and its representatives, if requested, the opportunity to conduct a reasonable inquiry of the Company's financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which such Purchaser may reasonably request in order to fulfill any due diligence obligation on its part; and

            (x) permit counsel for the Purchasers to review the Registration Statement and all amendments and supplements thereto, and any comments made by the staff of the Commission and the Company's responses thereto, within a reasonable period of time prior to the filing thereof with the Commission (or, in the case of comments made by the staff of the Commission, within a reasonable period of time following the receipt thereof by the Company);

provided that, in the case of clauses (ix) and (x) above, the Company shall not be required to provide, and shall not provide, any Purchaser with material, non-public information unless such Purchaser agrees to receive such information and enters into a written confidentiality agreement with the Company in a form reasonably acceptable to the Company.

            (b) The Company shall be permitted to suspend for one or more periods (provided that the aggregate length of such suspension shall not exceed sixty business days in any 365 day period) the actions required under Sections 6.1(a)(i) through (iii) to the extent that the Board of Directors of the Company concludes in good faith and based on the advise of counsel that the disclosure of information in the prospectus relating to any strategic transaction or any other event, the disclosure of which would have a Material Adverse Effect, is necessary.

            (c) With a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the Commission that may at any time permit the Purchaser to sell Registrable Securities to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Purchasers' Registrable Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Purchasers' Registrable Securities shall have been resold; (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to the Purchaser upon request, as long as the Purchaser owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Purchaser of any rule or regulation of the Commission that permits the selling of any such Registrable Securities without registration.

            (d) In the event that: (i) the Registration Statement is not filed on or prior to the Filing Deadline in violation of this Agreement (if the Company files the Registration Statement without affording counsel for the Purchasers the opportunity to review and comment on the same as required by
Section 6.1(a)(x), the Company shall not be deemed to have satisfied this clause
(i)); provided, however, that if a Purchaser fails to provide the Company with any information that is required to be provided in the Registration Statement with respect to such Purchaser as set forth herein, then the Filing Deadline shall be extended until two business days following the date of receipt by the Company of such required information, or (ii) the Company fails to file with the SEC a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five business days following the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be "reviewed," or not subject to further review, or (iii) prior to the date when the Registration Statement is first declared effective by the SEC, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of the Registration Statement within ten business days after the receipt of comments by or notice from the SEC that such amendment is required in order for the Registration Statement to be declared effective, or (iv) the Registration Statement filed hereunder is not declared effective by the SEC on or before the applicable Effectiveness Deadline, or (v) after the Registration Statement is first declared effective by the SEC, it ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective or the Purchasers are not permitted to utilize the prospectus therein to resell such Registrable Securities, other than, in each case, within the time period(s) permitted by Section 6.1(b)) (any such failure or breach being referred to as an "Event," and for purposes of clause (i) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five business day period is exceeded, or for purposes of clauses (iii) the date which such ten business day period is exceeded, or for purposes of clause
(v) the date on which the Registration Statement is not effective or such prospectus is not available for use being referred to as "Event Date"), then in addition to any other rights the Purchasers may have hereunder or under applicable law: on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, and the next business date after the date on which the Event is cured, the

Company shall pay to each Purchaser an amount in cash, as liquidated damages and not as a penalty, equal to 1% of the aggregate Purchase Price paid by such Purchaser in cash pursuant to this Agreement for any Registrable Securities then held by such Purchaser that are covered by the Registration Statement or prospectus contained therein to which the Event relates, which amount, in the case of the payment to be made after the date on which the Event is cured, shall be calculated pro rata based on the number days elapsed since the date of the Event or the date of the last payment, as applicable. If the Company fails to pay any liquidated damages pursuant to this Section in full within seven business days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchasers, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

            (e) The Purchasers shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 6.1 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

            (f) As a condition to the inclusion of its Registrable Securities under the Registration Statement, each Purchaser shall furnish to the Company such information regarding such Purchaser and the distribution proposed by such Purchaser as the Company may reasonably request in writing, including completing a Registration Statement Questionnaire in the form provided by the Company, or as shall be required in connection with any registration referred to in this
Section 6.1.

      6.2.  Restrictions on Transferability.

            (a) Each Purchaser agrees that it will not effect any disposition of the Securities or the Warrant Shares that would constitute a sale within the meaning of the Securities Act or pursuant to any applicable state securities or Blue Sky laws of any state, except (i) as to the Registrable Securities, as contemplated in the Registration Statement referred to in Section 6.1 above,
(ii) as to the Registrable Securities pursuant to the requirements of Rule 144 (in which case such Purchaser will provide the Company with reasonable evidence of such Purchaser's compliance therewith) or (iii) pursuant to a written opinion of legal counsel reasonably satisfactory to the Company and addressed to the Company to the effect that registration is not required in connection with the proposed transfer; provided, however, that no opinion of legal counsel shall be required for a transfer to an affiliate of the Purchaser; whereupon the holder of such securities shall be entitled to transfer such securities. Each certificate evidencing the securities transferred as above provided shall bear the appropriate restrictive legends as may be required by Section 7.

            (b) Each Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment or supplement to the Registration Statement has been filed by the Company and declared effective, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Each Purchaser hereby covenants that such Purchaser will not sell any Registrable Securities pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchasers written notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchasers written notice that the Purchasers may thereafter effect sales pursuant to said prospectus. The Company agrees to file such amendment, supplement or report as soon as practicable following such notice of suspension.

            (c) Neither the Securities nor the Warrant Shares shall be transferable except upon the conditions specified in this Section 6, and in the case of the Warrants, in the Warrant, which are intended to ensure compliance with the provisions of the Securities Act. Each Purchaser will cause any proposed transferee of the Securities or Warrant Shares held by such Purchaser to agree to take and hold such Securities or Warrant Shares subject to the provisions and upon the conditions specified in this Section 6 if and to the extent that such Securities or Warrant Shares continue to be restricted securities in the hands of the transferee.

            (d) Each Purchaser acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and
(ii) the requirement of delivering a current prospectus has been satisfied.

            (e) Each Purchaser agrees not to take any action with respect to any distribution deemed to be made pursuant to such Registration Statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

      6.3.  Termination of Conditions and Obligations.

            (a) The conditions precedent imposed by Section 6.2 above regarding the transferability of the Shares or Warrant Shares shall cease and terminate as to any particular number of the Shares or Warrant Shares upon the date on which the Purchaser may sell within any 90 day period without volume limitations all such Securities or Warrant Shares then held by the Purchaser without registration by reason of Rule 144 or any other rule of similar effect.

Section 7. Legends.

            (a) Such Purchaser understands and agrees that each certificate or other document evidencing any of the Securities or Warrant Shares shall be endorsed with the legend in the form set forth below, and such Purchaser covenants that such Purchaser will not transfer the shares or the Warrants, as the case may be, represented by any such certificate without complying with the restrictions on transfer described in the legend endorsed on such certificate (unless there is in effect a registration statement under the Securities Act covering such proposed transfer, such securities have been sold under Rule 144 promulgated under the Securities Act ("Rule 144") or as otherwise permitted by the provisions of Section 6.2 above) and understands that the Company will refuse to register a transfer of any Securities or Warrant Shares unless the conditions specified in the following legend are satisfied:

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. EXCEPT AS SPECIFIED IN THIS

      LEGEND, SUCH SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER SUCH ACT UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT OR UNLESS SUCH SALE, PLEDGE, HYPOTHECATION OR TRANSFER IS OTHERWISE EXEMPT FROM REGISTRATION AND ANY APPLICABLE STATE SECURITIES LAWS. THE COMPANY MAY REQUEST A WRITTEN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH SALE OR OTHER TRANSFER."

            (b) Such certificates shall not contain any legend (i) while a Registration Statement (as defined below) covering the resale of such Registrable Securities is effective under the Securities Act, (ii) following any sale of such Registrable Securities pursuant to an effective Registration Statement or Rule 144, or (iii) if such Registrable Securities are eligible for sale under Rule 144(k). Following the effective date of the Registration Statement or at such earlier time as a legend is no longer required for certain Securities or Warrant Shares, the Company will, no later than three trading days following the delivery by a Purchaser to the Company or the Company's transfer agent of a legended certificate representing such securities, deliver or cause to be delivered to such Purchaser a certificate representing such securities that is free from all restrictive and other legends.

            (c) Such Purchaser covenants that such Purchaser will not transfer the Registrable Securities represented by any such certificate without complying with any applicable requirements under the Securities Act to deliver the final prospectus included in the effective Registration Statement to any offeree of such Registrable Securities.

Section 8. Indemnification.

            (a)   For purposes of this Section 8:

            (i) the term "Purchaser" shall include the Purchaser and any affiliate (as such term is defined pursuant to Rule 12b-2 promulgated under the Exchange Act) of such Purchaser;

            (ii) the term "Prospectus" shall mean the prospectus and any amendment or supplement thereto in the form first filed with the Commission pursuant to Rule 424(b) promulgated under the Securities Act or, if no Rule 424(b) filing is required, filed as part of the Registration Statement at the time of effectiveness, as supplemented or amended from time to time; and

            (iii) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement.

            (b) The Company agrees to indemnify and hold harmless each of the Purchasers and each Person, if any, who controls any Purchaser within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchasers or such controlling Person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder, and will reimburse each Purchaser and each such controlling Person for any legal and other expenses reasonably incurred as such expenses are reasonably incurred by such Purchaser or such controlling Person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Section 6 above respecting sale of the Securities and the Warrant Shares,
(iii) the inaccuracy of any representations made by such Purchaser herein or
(iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser a reasonable time prior to the pertinent sale or sales by the Purchaser, and provided that the Purchaser has been notified by the Company that such earlier Prospectus should no longer be delivered by the Purchaser.

            (c) Each Purchaser will severally, and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling Person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure by such Purchaser to comply with the covenants and agreements contained in Section 6 above respecting the sale of the Securities and the Warrant Shares, (ii) the inaccuracy of any representation made by such Purchaser herein or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling Person for any legal and other expense reasonably incurred, as such expenses are reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling Person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the aggregate liability of any Purchaser hereunder shall not exceed the greater of the Purchase Price paid by such Purchaser to the Company on the Closing Date or the net amount received by Purchaser for such Purchaser's shares pursuant to any sale thereof. No Purchaser shall be liable for the indemnification obligations of any other Purchaser.

            (d)   Promptly after receipt by an indemnified party under this
Section 8 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, promptly notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party hereunder or otherwise to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to the indemnifying party, representing the indemnified parties who are parties to such action) or (ii) the indemnified party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

Section 9. Notices.

            (a) All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be as addressed as follows:

            if to the Company, to:

                    Myogen, Inc.
                    7575 West 103rd Avenue
                    Suite 102
                    Westminster, CO 80021
                    Attention: Joseph L. Turner
                    Telecopy No.: (303) 410-6667

            with a copy to:

                    Cooley Godward LLP
                    380 Interlocken Crescent
                    Suite 900
                    Broomfield, CO 80021
                    Attention: Brent D. Fassett, Esq.
                    Telecopy No.: (720) 566-4099

and if to any Purchaser, at its address as set forth in Appendix A hereto, or at such other address or addresses as may have been previously furnished to the Company in writing in accordance with this Section 9.

            (b) Such notices or other communications shall be deemed delivered upon receipt, in the case of overnight delivery, personal delivery, facsimile transmission (as evidenced by the confirmation thereof), or mail, or five days after being placed in the mail, in the case of delivery by mail.

Section 10. Miscellaneous.

      10.1. Amendments. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and each Purchaser to be charged with enforcement. Any amendment or waiver effected in accordance with this Section
10.1 shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

      10.2. Headings. The headings of the various sections of this Agreement are for convenience of reference only and shall not be deemed to be part of this Agreement.

      10.3. Severability. In the event that any provision in this Agreement is held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      10.4. Governing Law and Forum. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be fully performed therein. The parties hereto agree to submit to the exclusive jurisdiction of the federal and state courts of the State of New York with respect to the interpretation of this Agreement or for the purposes of any action arising out of or related to this Agreement.

      10.5. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument. In the event that any signature is delivered via facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original hereof.

      10.6. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the matters covered herein, supersede all prior agreements and understandings with respect to such matters and executed by and among the Company and any of the Purchasers, and, except as specifically set forth herein or therein, neither the Company nor the Purchasers make any representation, warranty, covenant or undertaking with respect to such matters.

      10.7. Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, or are deemed affiliates (as such term is defined under the Exchange
Act) with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

      10.8. Expenses. Each party hereto shall pay all costs and expenses incurred by it in connection with the execution and delivery of this Agreement, and all the transactions contemplated thereby, including fees of legal counsel.

                  [Remainder of Page Intentionally Left Blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized representatives as of the day and year first above written.

                                   MYOGEN, INC.

                                   By: /s/ J. William Freytag
                                       ----------------------------------------
                                       Name: J. William Freytag
                                       Title: President & Chief Executive
                                              Officer

                                   PURCHASER:

                                   Baker Biotech Fund I, L.P.
                                   By: Baker Biotech Capital, L.P., (general
                                       partner)
                                   By: Baker Biotech Capital (GP), LLC, (general
                                       partner)

                                   By: /s/ Felix Baker, Ph.D.
                                       ----------------------------------------
                                   Name: Felix Baker, Ph.D.
                                   Title: Managing Member

                                   Baker/Tisch Investments, L.P.
                                   By: Baker Biotech Capital, L.P., (general
                                       partner)
                                   By: Baker Biotech Capital (GP), LLC,
                                       (general partner)

                                   By: /s/ Felix Baker, Ph.D.
                                       ----------------------------------------
                                   Name: Felix Baker, Ph.D.
                                   Title: Managing Member

                                   Baker Biotech Fund II, L.P.
                                   By: Baker Biotech Capital, L.P., (general
                                       partner)
                                   By: Baker Biotech Capital (GP), LLC,
                                       (general partner)

                                   By: /s/ Felix Baker, Ph.D.
                                       ----------------------------------------
                                   Name: Felix Baker, Ph.D.
                                   Title: Managing Member

                                   Baker Bros. Investments, L.P.
                                   By: Baker Bros. Capital, L.P., (general
                                       partner)
                                   By: Baker Bros. Capital (GP), LLC, (general
                                       partner)

                                   By: /s/ Felix Baker, Ph.D.
                                       ----------------------------------------
                                   Name: Felix Baker, Ph.D.
                                   Title: Managing Member

                                   Baker Biotech Fund II, (Z) L.P.
                                   By: Baker Biotech Capital II, L.P., (general
                                       partner)
                                   By: Baker Biotech Capital II (GP), LLC,
                                       (general partner)

                                   By: /s/ Felix Baker, Ph.D.
                                       ----------------------------------------
                                   Name: Felix Baker, Ph.D.
                                   Title: Managing Member

                                   Baker Bros. Investments II, L.P.
                                   By: Baker Bros. Capital, L.P., (general
                                       partner)
                                   By: Baker Bros. Capital (GP), LLC, (general
                                       partner)

                                   By: /s/ Felix Baker, Ph.D.
                                       ----------------------------------------
                                   Name: Felix Baker, Ph.D.
                                   Title: Managing Member

                                   Baker Biotech Fund III, L.P.
                                   By: Baker Biotech Capital III, L.P.,
                                       (general partner)
                                   By: Baker Biotech Capital III (GP), LLC,
                                       (general partner)

                                   By: /s/ Felix Baker, Ph.D.
                                       ----------------------------------------
                                   Name: Felix Baker, Ph.D.
                                   Title: Managing Member

                                   Atlas Equity I, LTD.

                                   By: /s/ Scott H. Schroeder
                                       ----------------------------------------
                                       Name: Scott H. Schroeder
                                       Title: Authorized Signatory

                                   Address: c/o BAM, LP
                                            181 W. Madison, Suite 3600
                                            Chicago, IL 60625

                                   Domain Public Equity Partners, L.P.
                                   By: Domain Public Equity Associates, LLC, its
                                       general partner

                                   By: /s/ Lisa A. Kraeutler
                                       ----------------------------------------
                                       Name: Lisa A. Kraeutler
                                       Title: Attorney in Fact

                                   Address: One Palmer Square
                                            Suite 515
                                            Princeton, NJ 08542

                                   H&Q Healthcare Investors

                                   By: /s/ Kim Carroll
                                       ----------------------------------------
                                       Name: Kim Carroll
                                       Title: Treasurer

                                   Address: 30 Rowes Warf - Suite 430
                                            Boston, MA 02110
                                   Telephone: 617-772-8500
                                   Facsimile: 617-772-8577
                                   Date: 9/24/04

                                   H&Q Life Science Investors

                                   By: /s/ Kim Carroll
                                       ----------------------------------------
                                       Name: Kim Carroll
                                       Title: Treasurer

                                   Address: 30 Rowes Warf - Suite 430
                                            Boston, MA 02110
                                   Telephone: 617-772-8500
                                   Facsimile: 617-772-8577
                                   Date: 9/24/04

                                   Jennison Health Sciences Fund of the Jennison Sector Funds, Inc.

                                   By: Jennison Associates LLC, as sub-advisor
                                       to Jennison Health Sciences Fund

                                   By: /s/ David Chan
                                       ----------------------------------------
                                       Name: David Chan
                                       Title: Executive Vice President

                                   Address: Gateway Center Three
                                            100 Mulberry Street
                                            Newark, NJ 07102-4077

                                   Narragansett I, L.P.

                                   By: /s/ Joseph L. Dowling III
                                       ----------------------------------------
                                       Name: Joseph L. Dowling III
                                       Title: Managing Member

                                   Address: 540 Madison Ave
                                            38th Floor
                                            New York, NY 10022

                                   Narragansett Offshore, Ltd.

                                   By: /s/ Joseph L. Dowling III
                                       ----------------------------------------
                                       Name: Joseph L. Dowling III
                                       Title: Managing Member

                                   Address: 540 Madison Ave
                                            38th Floor
                                            New York, NY 10022

                                   Oz Mac 13 Ltd.

                                   By: Oz Management, L.L.C., as Investment
                                       Manager

                                   By: /s/ Dan S. Och
                                       ----------------------------------------
                                       Name: Dan S. Och
                                       Title: Senior Managing Member

                                   Address: Oz Mac 13 Ltd.
                                            c/o Oz Management, L.L.C.
                                            9 West 57th Street, 39th Floor
                                            New York, NY 10019

                                   Oz Master Fund, Ltd.

                                   By: Oz Management, L.L.C., as Investment
                                       Manager

                                   By: /s/ Dan S. Och
                                       ----------------------------------------
                                       Name: Dan S. Och
                                       Title: Senior Managing Member

                                   Address: Oz Master Fund, Ltd.
                                            c/o Oz Management, L.L.C.
                                            9 West 57th Street, 39th Floor
                                            New York, NY 10019

                                   Fleet Maritime, Inc.

                                   By: Oz Management, L.L.C., as Investment
                                       Manager

                                   By: /s/ Dan S. Och
                                       ----------------------------------------
                                       Name: Dan S. Och
                                       Title: Senior Managing Member

                                   Address: Fleet Maritime, Inc.
                                            c/o Oz Management, L.L.C.
                                            9 West 57th Street, 39th Floor
                                            New York, NY 10019

                                   T. ROWE PRICE ASSOCIATES, INC., in
                                        its capacity as Investment Adviser to
                                        its participating clients listed in
                                        Appendix A

                                   By: /s/ Jay Markowitz
                                       ----------------------------------------
                                       Name: Jay Markowitz
                                       Title: Vice President

                                   Address: T. Rowe Price Associates, Inc.
                                            100 East Pratt Street
                                            Baltimore, MD 21202
                                            Attn: Darrell N. Braman
                                                  Associate Legal Counsel
                                   Facsimile number: (410) 345-6575

                                   UBS O'Connor LLC F/B/O O'Connor
                                   PIPES Corporate Strategies Master Ltd.

                                   By: /s/ Jeff Putman
                                       ----------------------------------------
                                       Name: Jeff Putman
                                       Title: Executive Director

                                   Address: UBS O'Connor
                                            1 N. Wacker Dr.
                                            32nd Flr
                                            Chicago, IL 60606

                                   InterWest Partners VI, LP

                                   By: /s/ W. Stephen Holmes
                                       ----------------------------------------
                                       Name: W. Stephen Holmes
                                       Title: Managing Director

                                   Address: 2710 Sand Hill Road
                                            2nd Floor
                                            Menlo Park, CA 94025

                                   InterWest Investors VI, LP

                                   By: /s/ W. Stephen Holmes
                                       ----------------------------------------
                                       Name: W. Stephen Holmes
                                       Title: Managing Director

                                   Address: 2710 Sand Hill Road
                                            2nd Floor
                                            Menlo Park, CA 94025

                                   InterWest Partners VIII, LP

                                   By: /s/ W. Stephen Holmes
                                       ----------------------------------------
                                       Name: W. Stephen Holmes
                                       Title: Managing Director

                                   Address: 2710 Sand Hill Road
                                            2nd Floor
                                            Menlo Park, CA 94025

                                   InterWest Investors VIII, LP

                                   By: /s/ W. Stephen Holmes
                                       ----------------------------------------
                                       Name: W. Stephen Holmes
                                       Title: Managing Director

                                   Address: 2710 Sand Hill Road
                                            2nd Floor
                                            Menlo Park, CA 94025

                                   InterWest Investors Q VIII, LP

                                   By: /s/ W. Stephen Holmes
                                       ----------------------------------------
                                       Name: W. Stephen Holmes
                                       Title: Managing Director

                                   Address: 2710 Sand Hill Road
                                            2nd Floor
                                            Menlo Park, CA 94025

                                   New Enterprise Associates 10, Limited
                                   Partnership

                                   By: NEA Partners 10, Limited Partnership Its
                                       General Partner

                                   By: /s/ Eugene A. Trainor, III
                                       ----------------------------------------
                                       Name: Eugene A. Trainor, III
                                       Title: Administrative General Partner &
                                              Chief Operating Officer

                                   Perseus-Soros BioPharmaceutical Fund, LP

                                   By: /s/ John F. Brown
                                       ----------------------------------------
                                       Name: John F. Brown
                                       Title: Attorney-in-Fact

                                   Sequel Limited Partnership III
                                   by its General Partner Sequel Venture
                                   Partners III, LLC

                                   By: /s/ John T. Greff
                                       ----------------------------------------
                                       Name: John T. Greff
                                       Title: Manager

                                   Address: 4430 Arapahoe Ave.
                                            Suite 220
                                            Boulder, CO 80303

                                   Sequel Entrepreneurs' Fund III, L.P.
                                   by its General Partner Sequel Venture
                                   Partners III, LLC

                                   By: /s/ John T. Greff
                                       ----------------------------------------
                                       Name: John T. Greff
                                       Title: Manager

                                   Address: 4430 Arapahoe Ave.
                                            Suite 220
                                            Boulder, CO 80303

                                   APPENDIX A

                             SCHEDULE OF PURCHASERS

                                                         AGGREGATE    PURCHASE
                                 AGGREGATE   PURCHASE      NUMBER     PRICE PER      AGGREGATE
      PURCHASER NAME               NUMBER    PRICE PER   OF WARRANT    WARRANT       PURCHASE
       AND ADDRESS               OF SHARES     SHARE       SHARES       SHARE         PRICE
------------------------------------------------------------------------------------------------
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202

on behalf of:

------------------------------------------------------------------------------------------------
      Nominee Name -               100,000   $    6.50       20,000   $   0.125   $   652,500.00
      Lobstercrew & Co.
------------------------------------------------------------------------------------------------
      Nominee Name -                   500   $    6.50          100   $   0.125   $     3,262.50
      HorizonBeach & Co.
------------------------------------------------------------------------------------------------
      Nominee Name - Mac &          31,600   $    6.50        6,320   $   0.125   $   206,190.00
      Co.
------------------------------------------------------------------------------------------------
      Nominee Name - Squidrig       12,300   $    6.50        2,460   $   0.125   $    80,257.50
      & Co.
------------------------------------------------------------------------------------------------
      Nominee Name - Lamppost       14,800   $    6.50        2,960   $   0.125   $    96,570.00
      & Co.
------------------------------------------------------------------------------------------------
      Nominee Name - Hare &         14,500   $    6.50        2,900   $   0.125   $    94,612.50
      Co.
------------------------------------------------------------------------------------------------
      Nominee Name - BOST            1,800   $    6.50          360   $   0.125   $    11,745.00
      & Co.
------------------------------------------------------------------------------------------------
      Nominee Name - BOST &          3,800   $    6.50          760   $   0.125   $    24,795.00
      Co.
------------------------------------------------------------------------------------------------
      Nominee Name - Bridge &      565,000   $    6.50      113,000   $   0.125   $ 3,686,625.00
      Co.
------------------------------------------------------------------------------------------------

      Nominee Name - Hare &         21,980   $    6.50        4,396   $   0.125   $   143,419.50
      Co.
------------------------------------------------------------------------------------------------
Domain Public Equity               306,515   $    6.50       61,303   $   0.125   $ 2,000,010.38
Partners, L.P.
One Palmer Square
Suite 515
Princeton, NJ 08542
------------------------------------------------------------------------------------------------
H&Q Healthcare Investors           510,880   $    6.50      102,176   $   0.125   $ 3,333,492.00
30 Rowes Wharf
Boston, MA 02110
------------------------------------------------------------------------------------------------
H&Q Life Science Investors         255,400   $    6.50       51,080   $   0.125   $ 1,666,485.00
30 Rowes Wharf
Boston, MA 02110
------------------------------------------------------------------------------------------------
Atlas Equity I, Ltd.               459,770   $    6.50       91,954   $   0.125   $ 2,999,999.25
c/o BAM, L.P.
181 W. Madison
36th Floor
Chicago, IL 60625
------------------------------------------------------------------------------------------------
New Enterprise Associates 10,      858,235   $    6.50      171,647   $   0.125   $ 5,599,983.38
Limited Partnership
2490 Sand Hill Road
Menlo Park, CA 94025
------------------------------------------------------------------------------------------------
InterWest Partners VI, LP          148,595   $    6.50       29,719   $   0.125   $   969,582.38
2710 Sand Hill Road
2nd Floor
Menlo Park, CA 94025
------------------------------------------------------------------------------------------------
InterWest Investors VI, LP           4,660   $    6.50          932   $   0.125   $    30,406.50
2710 Sand Hill Road
2nd Floor
Menlo Park, CA 94025
------------------------------------------------------------------------------------------------

InterWest Partners VIII, LP        591,390   $    6.50      118,278   $   0.125   $ 3,858,819.75
2710 Sand Hill Road
2nd Floor
Menlo Park, CA 94025
------------------------------------------------------------------------------------------------
InterWest Investors VIII, LP         4,720   $    6.50          944   $   0.125   $    30,798.00
2710 Sand Hill Road
2nd Floor
Menlo Park, CA 94025
------------------------------------------------------------------------------------------------
InterWest Investors Q VIII, LP      16,920   $    6.50        3,384   $   0.125   $   110,403.00
2710 Sand Hill Road
2nd Floor
Menlo Park, CA 94025
------------------------------------------------------------------------------------------------
UBS O'Connor LLC                    76,630   $    6.50       15,326   $   0.125   $   500,010.75
One N. Wacker Drive
32nd Floor
Chicago, IL 60640
------------------------------------------------------------------------------------------------
Narragansett I, LP.                463,959   $    6.50       92,792   $   0.125   $ 3,027,332.50
540 Madison Avenue
38th Floor
New York, NY 10022
------------------------------------------------------------------------------------------------
Narragansett Offshore, Ltd.        941,976   $    6.50      188,395   $   0.125   $ 6,146,393.38
540 Madison Avenue
38th Floor
New York, NY 10022
------------------------------------------------------------------------------------------------
Sequel Limited Partnership III     745,565   $    6.50      149,113   $   0.125   $ 4,864,811.63
4430 Arapahoe Ave.,
Suite 220
Boulder, CO 80303
------------------------------------------------------------------------------------------------

Sequel Entrepreneurs' Fund          20,720   $    6.50        4,144   $   0.125   $   135,198.00
III, L.P.
4430 Arapahoe Ave.,
Suite 220
Boulder, CO 80303
------------------------------------------------------------------------------------------------
Baker Bros. Investments, L.P.       35,800   $    6.50        7,160   $   0.125   $   233,595.00
667 Madison Avenue, 17th Floor
New York, NY 10021
------------------------------------------------------------------------------------------------
Baker Bros. Investments II,         34,850   $    6.50        6,970   $   0.125   $   227,396.25
L.P.
667 Madison Avenue, 17th Floor
New York, NY 10021
------------------------------------------------------------------------------------------------
Baker/Tisch Investments, L.P.       42,800   $    6.50        8,560   $   0.125   $   279,270.00
667 Madison Avenue, 17th Floor
New York, NY 10021
------------------------------------------------------------------------------------------------
Baker Biotech Fund I, L.P.         357,400   $    6.50       71,480   $   0.125   $ 2,332,035.00
667 Madison Avenue, 17th Floor
New York, NY 10021
------------------------------------------------------------------------------------------------
Baker Biotech Fund II, L.P.        326,700   $    6.50       65,340   $   0.125   $ 2,131,717.50
667 Madison Avenue, 17th Floor
New York, NY 10021
------------------------------------------------------------------------------------------------
Baker Biotech Fund II, (Z)          45,100   $    6.50        9,020   $   0.125   $   294,277.50
L.P.
667 Madison Avenue, 17th Floor
New York, NY 10021
------------------------------------------------------------------------------------------------

Baker Biotech Fund III, L.P.       307,350   $    6.50       61,470   $   0.125   $ 2,005,458.75
667 Madison Avenue, 17th Floor
New York, NY 10021
------------------------------------------------------------------------------------------------
Perseus-Soros                      919,540   $    6.50      183,908   $   0.125   $ 5,999,998.50
Biopharamaceutical Fund, LP
888 Seventh Avenue
29th Floor
New York, NY 10106
------------------------------------------------------------------------------------------------
COMPOUND & CO.                     306,515   $    6.50       61,303   $   0.125   $ 2,000,010.38
c/o Jennison Health Sciences
Fund of the Jennison Sector
Funds, Inc.
Gateway Center Three
100 Mulberry St.
Newark, NJ 07102-4077
------------------------------------------------------------------------------------------------
OZ Mac 13 Ltd.                       6,083   $    6.50        1,217   $   0.125   $    39,691.63
c/o OZ Management, L.L.C.
9 West 57th St.
39th Floor
New York, NY 10019
------------------------------------------------------------------------------------------------
OZ Master Fund, Ltd.               630,693   $    6.50      126,138   $   0.125   $ 4,115,271.75
c/o OZ Management, L.L.C.
9 West 57th St.
39th Floor
New York, NY 10019
------------------------------------------------------------------------------------------------
Fleet Maritime, Inc.                10,354   $    6.50        2,071   $   0.125   $    67,559.88
c/o OZ Management, L.L.C.
9 West 57th St.
39th Floor
New York, NY 10019
------------------------------------------------------------------------------------------------
                        Total:   9,195,400          --    1,839,080          --   $59,999,985.00
------------------------------------------------------------------------------------------------

                                   APPENDIX B

                                 FORM OF WARRANT

NEITHER THIS WARRANT NOR THE COMMON STOCK OF MYOGEN, INC. FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE AND ACCORDINGLY, MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER THE ACT UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT OR UNLESS SUCH SALE, PLEDGE, HYPOTHECATION OR TRANSFER IS OTHERWISE EXEMPT FROM REGISTRATION AND ANY APPLICABLE STATE SECURITIES LAWS. THE ISSUER OF THIS WARRANT MAY REQUEST A WRITTEN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH SALE OR OTHER TRANSFER.

                                  MYOGEN, INC.

           WARRANT TO PURCHASE                 SHARES OF COMMON STOCK

                        THIS WARRANT MAY NOT BE EXERCISED
                     AFTER 5:00 P.M., NEW YORK CITY TIME, ON
                               SEPTEMBER 29, 2009

THIS CERTIFIES THAT, for value received,                        or registered
assigns (the "Registered Holder") is entitled to, upon the terms and conditions hereinafter set forth, subscribe for and purchase at the Exercise Price (defined below) from Myogen, Inc., a Delaware corporation (the "Company"), fully paid and nonassessable shares (the "Warrant Shares") of Common Stock, par value $0.001 per share (the "Common Stock"), of the Company, at the initial exercise price of $7.80 per Warrant Share (the "Exercise Price") at any time during the period beginning six months and one day after the date hereof and ending on the Expiration Date (as hereinafter defined)(the "Exercise Period"), by surrendering this Warrant, with the Form of Election to Purchase duly executed at the principal office of the Company and by paying in full the Exercise Price, plus transfer taxes, if any. The term "Warrant" as used herein shall include this Warrant, and any warrant delivered in substitution or exchange for this Warrant as provided herein. Payment of the Exercise Price shall be made (i) in United States currency, by certified check or money order payable to the order of the Company, or (ii) by "cashless exercise" in accordance with the provisions below, but only when a registration statement under the Act for the resale of the shares of Warrant Shares is not then in effect.

            This Warrant has been issued pursuant to a private placement of Common Stock and warrants.

            1. Purchase Agreement and Registration Rights. This Warrant is issued under and in accordance with the Securities Purchase Agreement dated as of September 24, 2004, (the "Purchase Agreement") between the Company and the Registered Holder and is subject to the terms and provisions contained in the Purchase Agreement. Section 6 of the Purchase Agreement governs the registration rights of the Warrant Shares.

            2. Definitions. Unless otherwise defined herein, the capitalized terms used herein shall have the meanings assigned to such terms in the Purchase Agreement.

            3. Cashless Exercise. Notwithstanding any provisions herein to the contrary, if, at any time during the Exercise Period, (i) the Current Market Price (as defined below) of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below) and (ii) a registration statement under the Act for the resale of the Warrant Shares is not then in effect, the Registered Holder may exercise this Warrant by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Election to Purchase in which event the Company shall issue to the Registered Holder a number of shares of Common Stock computed using the following formula:

            X = Y - (A)(Y)
                    ------
                       B

Where       X = the number of shares of Common Stock to be issued to the
                Registered Holder.

            Y = the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

            A = the Exercise Price.

            B = the Current Market Price of one share of Common Stock.

            "Current Market Price" means on any particular date:

            (a) if the Common Stock is traded on the Nasdaq SmallCap Market or the Nasdaq National Market, the average of the closing prices of the Common Stock of the Company on such market over the five (5) trading days ending immediately prior to the applicable date of valuation;

            (b) if the Common Stock is traded on any registered national stock exchange but is not traded on the Nasdaq SmallCap Market or the Nasdaq National Market, the average of the closing prices of the Common Stock of the Company on such exchange over the five (5) trading days ending immediately prior to the applicable date of valuation

            (c) if the Common Stock is traded over-the-counter, but not on the Nasdaq SmallCap Market, the Nasdaq National Market or a registered national stock exchange, the average of the closing bid prices over the 30-day period ending immediately prior to the applicable date of valuation; and

            (d) if there is no active public market for the Common Stock, the value thereof, as determined in good faith by the Board of Directors of the Company, upon due consideration of the proposed determination thereof of the Registered Holder.

            4.    [RESERVED]

            5. Issuance of Warrant Shares. As soon as practicable after the date of exercise of this Warrant the Company shall issue, or cause the transfer agent for the Common Stock, if any, to issue a certificate or certificates for the number of full Warrant Shares to which the Registered Holder is entitled, registered in accordance with the instructions set forth in the Form of Election to Purchase; provided, however, that such certificate or certificates shall be delivered within no later than three (3) business days after the Company's receipt of the Purchaser's surrender of this Warrant, including, without limitation, a properly completed Form of Election To Purchase. All Warrant Shares shall be validly authorized and issued, fully paid and nonassessable, and free from all taxes, liens and charges created by the Company in respect of the issue thereof. Each person in whose name any such certificate for Warrant Shares is issued shall for all purposes be deemed to have become the holder of record of the Warrant Shares represented thereby on the date of exercise of this Warrant resulting in the issuance of such Warrant Shares, irrespective of the date of issuance or delivery of such certificate for such Warrant Shares.

            6. Partial Exercise. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver, within 10 days of the date of exercise, a new Warrant evidencing the rights of the Registered Holder, or such other person as shall be designated in the Form of Election to Purchase, to purchase the balance of the Warrant Shares purchasable hereunder. In no event shall this Warrant be exercised for a fractional Warrant Share, and the Company shall distribute no Warrant exercisable for a fractional Warrant Share. Fractional Warrant shares shall be treated as provided for herein.

            7. Available Authorized Shares. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of this Warrant.

            8. Adjustments. Subject to the provisions hereof, the Exercise Price in effect from time to time shall be subject to adjustment, as follows:

            (a)   In case the Company shall at any time after the date hereof
(i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price, and the number of Warrant Shares issuable upon exercise of this Warrant in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the Registered Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrants had been exercised immediately prior to such time, the Registered Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

            (b) In case the Company shall issue or fix a record date for the issuance to all holders of Common Stock of rights, options, or warrants to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share (or having a conversion or exchange price per share, if a security convertible into or exchangeable for Common Stock) less than the Current Market Price per share of Common Stock on such record date, then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial conversion or exchange price of the convertible or exchangeable securities so to be offered) would purchase at such Current Market Price and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock so issued or to be offered for subscription or purchase (or into which the convertible or exchangeable securities so to be offered are initially convertible or exchangeable). Such adjustment shall become effective at the close of business on such record date; provided, however, that, to the extent the shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) are not delivered, the Exercise Price shall be readjusted after the expiration of such rights, options, or warrants (but only with respect to the exercise of this Warrant after such expiration), to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) actually issued and the Exercise Price shall also be adjusted for any subsequent adjustment or other change to the number of shares of Common Stock issuable upon exercise, exchange or conversion of such rights, options, warrants or other securities. Notwithstanding anything to the contrary contained herein, no adjustment shall be made to the Exercise Price until any condition to the vesting of such rights, options or warrants shall be fulfilled or satisfied (and then only with respect to the portion thereof which shall have vested). In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error. Shares of

Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation. If any event occurs of the type contemplated by the provisions of this paragraph but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Board shall make an appropriate adjustment in the Exercise Price so as to equitably protect the rights of holders of this Warrant.

            (c) In case the Company shall distribute to all holders of Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness, cash (other than any cash dividend which, together with any cash dividends paid within the twelve (12) months prior to the record date for such distribution, does not exceed 5% of the Current Market Price at the record date for such distribution) or assets (other than distributions and dividends payable in shares of Common Stock), or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for shares of Common Stock (excluding those with respect to the issuance of which an adjustment of the Exercise Price is provided pursuant to the foregoing paragraph), then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price per share of Common Stock on such record date, less the fair market value (as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options, or warrants or convertible or exchangeable securities, or the amount of such cash, applicable to one share, and the denominator of which shall be such Current Market Price per share of Common Stock. Such adjustment shall become effective on the date of such distribution.

            No adjustment in the Exercise Price shall be required if such adjustment is less than $.05; provided, however, that any adjustments which by reason of this Warrant are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Warrant shall be made to the nearest cent or to the nearest one thousandth of a share, as the case may be.

            In any case in which this Warrant shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Registered Holder of, if the Registered Holder has exercised this Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the exercising Registered Holder a due bill or other appropriate instrument evidencing the Registered Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

            Upon each adjustment of the Exercise Price as a result of the calculations made above this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (A) the product obtained by multiplying the number of shares purchasable upon exercise of this Warrant prior to adjustment of the number of shares by the Exercise Price in effect prior to adjustment of the Exercise Price by (B) the Exercise Price in effect after such adjustment of the Exercise Price.

            In case of any capital reorganization, other than in the cases referred to above, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or the sale of the property of the Company as an entirety or substantially as an entirety (collectively such actions being hereinafter referred to as "Reorganizations"), the Company shall provide to the Registered Holder twenty (20) days' (or such shorter period agreed in writing by the holders of a majority of the shares of Common Stock issuable upon exercise of this Warrant and all other then outstanding Warrants to Purchase Shares of Common Stock issued pursuant to the Purchase Agreement) advance written notice of such Reorganization, and this Warrant shall terminate upon consummation of such Reorganization unless properly exercised prior to the occurrence of such Reorganization.

            In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant, including, without limitation, in any reorganization (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Registered Holder of this Warrant shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification or change by a Registered Holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification or change and the term "Warrant Shares" shall thereafter include, without limitation, such stock and other securities. Thereafter, appropriate provision shall be as nearly equivalent as practicable to the adjustments in this Warrant. The above provisions of this paragraph shall similarly apply to successive reclassifications and changes of shares of Common Stock.

            Whenever the Exercise Price is adjusted as provided in this Warrant, the Company will promptly obtain a certificate of the chief financial officer of the Company setting forth the Exercise Price as so adjusted and a brief statement of the facts accounting for such adjustment. Whenever any adjustment is made pursuant to this Warrant, the Company shall cause notice of such adjustment to be mailed to the Registered Holder within fifteen (15) days thereafter, such notice to include in reasonable detail (i) the events precipitating the adjustment, (ii) the computation of any adjustments, and (iii) the Exercise Price, the number of shares or the securities or other property purchasable upon exercise of this Warrant after giving effect to such adjustment.

            In no event shall the Exercise Price be adjusted below the par value per share of the Common Stock.

            Irrespective of any adjustments pursuant to this Warrant, any Warrant theretofore or thereafter issued need not be amended or replaced, but certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments.

            The Company shall not be required upon the exercise of any Warrant to issue fractional shares of Common Stock which may result from adjustments in accordance with this Warrant to the Exercise Price or number of shares of Common Stock purchasable under each Warrant. If more than one Warrant is exercised at one time by the same Registered Holder, the number of full shares of Common Stock which shall be deliverable shall be computed based on the number of shares deliverable in exchange for the aggregate number of Warrants exercised. With respect to any fractional Warrant Share called for upon the exercise this Warrant, the Company shall pay a cash adjustment in respect of such fractional Warrant Share in an amount equal to the same fraction of the Current Market Price of a share of Common Stock calculated in accordance with this Warrant.

            If any change to the capitalization of the Company should occur with respect to which a favorable adjustment to the rights and interests of the Registered Holder should be made, and such adjustment is not otherwise provided for in this Warrant, such appropriate adjustment should be made as determined in good faith by the Board of Directors of the Company.

            9. Expiration Date. This Warrant may not be exercised after 5:00 P.M., New York City time, on September 29, 2009 (the "Expiration Date") and shall be void after the Expiration Date.

            10. No Rights as Stockholder. This Warrant shall not entitle the Registered Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company.

            11. Mutilation, Loss, Theft or Destruction of Warrant. If this Warrant shall be mutilated, lost, stolen or destroyed, the Company in its discretion may execute and deliver, in exchange and substitution for and upon cancellation of this Warrant, or in lieu of or in substitution for a lost, stolen or destroyed Warrant and upon receipt of an affidavit of the Registered Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant and an indemnification of loss by the Registered Holder in favor of the Company, a new Warrant for the number of Warrant Shares represented by the Warrant so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Warrant Certificate, and of the ownership thereof, and indemnity, if re-quested, all reasonably satisfactory to the Company. Applicants for such substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges incidental thereto as the Company may prescribe. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

            12.   Representations of Registered Holders.

            The Registered Holder agrees not to make any disposition of all or any part of the Warrant or Common Stock in any event unless and until:

            (d) The Company shall have received a letter secured by the Registered Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition;

            (e) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

            (f) The Registered Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement briefly describing the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Registered Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Registered Holder to the effect that such disposition will not require registration of such Warrant or Common Stock under the Act or any applicable state securities laws; provided that such statement will not be required if the disposition is permitted under Rule 144 of the Securities Act.

            The Registered Holder understands and agrees that all certificates evidencing the Common Stock to be issued to the Registered Holder may bear a legend in substantially the following form:

            THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE AND ACCORDINGLY, MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER THE ACT UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT OR UNLESS SUCH SALE, PLEDGE, HYPOTHECATION OR TRANSFER IS OTHERWISE EXEMPT FROM REGISTRATION AND ANY APPLICABLE STATE SECURITIES LAWS. THE ISSUER OF THESE SECURITIES MAY REQUEST A WRITTEN OPINION OF COUNSEL,

            REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH SALE OR OTHER TRANSFER.

            13. Split Up, Combination, Exchange or Transfer of Warrant. Prior to the latest time at which this Warrant may be exercised, subject to any applicable laws, rules or regulations restricting transferability, this Warrant, subject to the provisions hereof, may be split up, combined with or exchanged for other Warrants representing a like aggregate number of Warrant Shares or may be transferred in whole or in part. Any holder desiring to split up, combine, exchange or transfer this Warrant shall make such request in writing delivered to the Company at its principal office and shall surrender this Warrant to be split up, combined or exchanged at said office with the Form of Assignment. Upon any such surrender for split up, combination, exchange or transfer, the Company shall execute and deliver to the person entitled thereto a new Warrant or Warrants, as the case may be, as so requested in the Form of Assignment. The Company may require the holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split up, combination, exchange or transfer of this Warrant prior to the issuance of any new Warrant.

            If this Warrant is surrendered upon its exercise or for split up, combination, exchange or transfer, or purchased or otherwise acquired by the Company, shall be canceled and shall not be reissued by the Company; and, except as otherwise provided herein in case of the exercise of this Warrant for less than all of the Warrant Shares or in case of a split up, combination, exchange or transfer, no Warrant shall be issued hereunder in lieu of such canceled Warrant. Any Warrant so canceled shall be destroyed by the Company.

            By accepting this Warrant, the Registered Holder consents and agrees with the Company that:

            (g) transfer of this Warrant shall be registered on the books of the Company only if surrendered at the principal office of the Company, duly endorsed or accompanied by a proper instrument of transfer; and

            (h) prior to due presentment for registration of transfer, the Company may deem and treat the person in whose name this Warrant is registered as the absolute owner thereof and of the rights evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant made by anyone other than the Company) for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

            14. Headings. The headings of the various sections of this Warrant are for convenience of reference only and shall not be deemed to be part of this Warrant.

            15. Governing Law. The laws of the State of New York shall govern this Warrant.

            IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed.

                                             MYOGEN, INC.

                                             By: ______________________________

                                     FORM OF

                              ELECTION TO PURCHASE

The undersigned hereby irrevocably elects to (check one box only):

      [ ] purchase ________ shares of Myogen, Inc. (the "Company") common stock ("Common Stock") pursuant to the terms of the attached warrant (the "Warrant"), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any;

      [ ] purchase the number of shares of Common Stock by cashless exercise pursuant to the terms of the Warrant as shall be issuable upon cashless exercise of the portion of the Warrant relating to ________ shares, and shall tender payment of all applicable transfer taxes, if any;

The undersigned represents and warrants to the Company as of the date hereof the same statements with respect to the shares being acquired upon exercise of this warrant as are set forth in Section 4 of the Securities Purchase Agreement dated September 24, 2004, pursuant to which the above-referenced warrant was sold, regarding the securities purchased thereby.

The undersigned requests that certificates for such shares be issued and delivered as follows:

ISSUE
TO:__________________________________________
                      (NAME)

_______________________________________________________________________________
                          (ADDRESS, INCLUDING ZIP CODE)

_______________________________________________________________________________
                (SOCIAL SECURITY OR OTHER TAX IDENTIFYING NUMBER)

DELIVER
TO:__________________________________________
                      (NAME)

_______________________________________________________________________________
                          (ADDRESS, INCLUDING ZIP CODE)

If the attached Warrant is exercised in part only, the undersigned requests that a new Warrant evidencing the right to purchase the balance of the shares purchasable under the Warrant be issued and delivered as set forth below.

ISSUE
TO:__________________________________________
                      (NAME)

_______________________________________________________________________________
                          (ADDRESS, INCLUDING ZIP CODE)

_______________________________________________________________________________
                (SOCIAL SECURITY OR OTHER TAX IDENTIFYING NUMBER)

DELIVER
TO:__________________________________________
                      (NAME)

_______________________________________________________________________________
                          (ADDRESS, INCLUDING ZIP CODE)

Dated:___________________

________________________________               _______________________________
(Insert Social Security or                     (Signature of registered holder)
other identifying number
of holder)

                                               _______________________________
                                               (Signature of registered
                                               holder, if co-owned)

 NOTE: Signature must conform in all respects to name of holder as specified on the face of the Warrant.

                                     FORM OF
                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant, with respect to the number of Warrant Shares set forth below:

Name of Assignee                 Address                 No. of Warrant Shares

and does hereby irrevocably constitute and appoint ________________ Attorney to make such transfer on the books of Myogen, Inc. maintained for that purpose, with full power of substitution in the premises.

Dated:_____________, 200_.

____________________________________________      _____________________________
(Insert Social Security or other identifying      Signature
number of holder)

                                                  _____________________________

                                   APPENDIX C

                            FORM OF LOCK-UP AGREEMENT

                                                                          , 2004

CIBC WORLD MARKETS CORP.
LAZARD FRERES & CO. LLC
c/o CIBC World Markets Corp.
2420 Sand Hill Road
Suite 300
Menlo Park, CA 94025

                                 Re:   Myogen, Inc. -
                                       PIPE Offering of Common Stock

Ladies and Gentlemen:

            The undersigned [a/an] [                  ] of Myogen, Inc., a
Delaware corporation (the "Company"), understands that CIBC World Markets Corp. and Lazard Freres & Co. LLC (the "Placement Agents" or "you") have entered into a Placement Agency Agreement (the "Placement Agency Agreement") with the Company whereby you will act as its exclusive agents in the private placement of common stock, $0.001 par value, of the Company (the "Common Stock") and accompanying warrants to a limited number of sophisticated investors (the "Transaction").

            In recognition of the benefit that the Transaction will confer upon
the undersigned as [a/an] [                 ] of the Company, and for other good
and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of both of the Placement Agents, the undersigned will not, directly or indirectly, from the date hereof and through the period ending 90 days after the effective date of the registration statement (the "Registration Statement") required to be filed with the Securities and Exchange Commission pursuant to the Securities Purchase Agreement dated September __, 2004 among the Company and the several purchasers listed on Appendix A attached thereto (the "Securities Purchase Agreement") ,
(1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of any shares of Common Stock or any securities of the Company which are substantially similar to the Common Stock, including but not limited to any securities convertible into or exercisable or exchangeable for, or that represent the right to receive, Common Stock (including, but not limited to, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) (collectively, the "Company Securities") or (2) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic conse-quences of ownership of the Company Securities, regardless of whether any of the transactions described in clause (1) or (2) above is to be settled by delivery of Company Securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of both of the Placement Agents, it will not, from the date hereof and through the period ending 90 days after the effective date of the Registration Statement, (1) make any demand for, or exercise any right with respect to, the registration of any Company Securities or (2) make any demand for, or exercise any preemptive right relating to the purchase of any Company Securities. Notwithstanding the foregoing, in the event that the Company has provided written notice to either Placement Agent that it will not be acting as a Placement Agent in connection with this Transaction (a "Non-Participating Party"), then the consent of such Non-Participating Party shall not be required hereunder.

            The foregoing paragraph shall not apply to (i) transfers of shares of Common Stock or options to purchase Common Stock made as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound by the restrictions set forth herein prior to such transfer, (ii) transfers of shares of Common Stock or options to purchase Common Stock made to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound by the restrictions set forth herein prior to such transfer, and provided further that any such transfer shall not involve a disposition for value, (iii) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Transaction and (iv) distributions to partners, members or shareholders of the undersigned, provided that the undersigned is a limited partnership, limited liability company or corporation and the distributees thereof agree in writing to be bound by the restrictions set forth herein prior to such distribution.

            In furtherance of the foregoing, the Company and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

            The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

            The undersigned recognizes that the Transaction will be of benefit to the undersigned and will benefit the Company by, among other things, raising capital for its operations. The undersigned understands that the several purchasers listed on Appendix A attached to the Securities Purchase Agreement are entering into the Securities Purchase Agreement and proceeding with the Transaction in reliance upon this Lock-Up Agreement.

            THIS LOCK-UP AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

                                             Very truly yours,

                                             __________________________________
                                             Name:
                                             Title:

                                      C-3